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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 7, 2017, in Amendment No. 3 to the Registration Statement (Form S-11 No. 333-221708) and related Prospectus of Industrial Logistics Properties Trust dated January 2, 2018.

/s/ Ernst & Young LLP

Boston, MA
December 29, 2017

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm